UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021

Kaya Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177532	90-0898007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 Middle River Drive, Suite 316, Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (954) 892-6911

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Kaya Holdings, Inc.,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

Item 7.01	Regulation FD Disclosure.

Included as Exhibit 99.1 hereto is a copy of the shareholder presentation to be used by the Company in its previously announced Online Shareholder Business Update, to be held on Thursday, January 14, 2021 at 2:00 PM Eastern Time.

Persons interested in participating may register to reserve a place using the following link:

https://us02web.zoom.us/webinar/register/WN_DaKYagIKTaCnscoI6PtwYQ

Registered participants will receive a confirmation email containing information about joining the webinar. If a registered participant does not receive a confirmation email, the participant should contact KAYS us via email at info@kayaholdings.com for assistance.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Information.

On January 13, 2021, KAYS issued a press release announcing that it had exercised its option to acquire a 50% equity interest in Greekkannabis, SA (“GKC”). GKC is an Athens, Greece based cannabis company that has been granted a license for the construction of a facility encompassing approximately 225,000 square feet of cannabis cultivation and 80,000 square feet of cannabis processing on 15 acres of land in Thebes, Greece.

A copy of the press release is included as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Shareholder Presentation, January 14, 2021

99.2 Press Release dated January 13, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2020	KAYA HOLDINGS, INC.

	By:	/s/ Craig Frank
Craig Frank, Chief Executive Officer